Exhibit 99.1

Second Quarter 2021 Results Earnings Call

2 Disclaimer: Forward Looking Statements and Use of Non-GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations from cash from operations and additional equity and/or debt financings in amounts necessary to maintain compliance with financial and other covenants under its indebtedness while continuing to support the execution of its growth strategy; the company achieving its expectations regarding expenses and net revenue and its ability to grow adjusted EBITDA and to achieve or maintain profitability; its ability, including the timing and extent, to successfully execute its growth strategy, cost-effectively attract new customers and retain existing customers, including its ability to sustain any increase in demand resulting from both its growth strategy and the COVID-19 (coronavirus) pandemic, and its ability to continue to expand its direct-to-consumer product offerings, and to continue to benefit from the implementation of operational efficiency practices; changes in consumer behaviors that could lead to declines in demand, including as the COVID-19 pandemic’s impact on consumer behavior tapers; the company’s ability to attract and retain qualified employees and key personnel in sufficient numbers; the company’s ability to effectively compete; its ability to maintain and grow the value of its brand and reputation; any material and adverse impact of the COVID-19 pandemic on the company’s operations and results, including as a result of inability to meet demand due to insufficient labor, whether as a result of heightened absenteeism or challenges in recruiting and retention or otherwise, prolonged closures, or series of temporary closures, of one or more fulfillment centers, or supply chain or carrier interruptions or delays; its expectations regarding, and the stability of, its supply chain, including potential shortages or interruptions in the supply or delivery of ingredients, as a result of COVID-19 or otherwise; its ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; its ability to accommodate general changes in consumer tastes and preferences or in consumer spending, including as a result of inflation, the COVID-19 pandemic’s impact on economic conditions or otherwise; its ability to comply with modified or new laws and regulations applying to its business; risks resulting from its vulnerability to adverse weather conditions, natural disasters and public health crises, including pandemics; its ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 23, 2021, the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on May 6, 2021, the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed with the SEC on August 3, 2021, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also includes adjusted EBITDA, which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measure is included in the Appendix to this presentation. Certain data in this presentation was obtained from various external sources, and neither the company nor its affiliates, advisors, or representatives make any representation as to the accuracy or completeness of that data or any commitment to update such data after the date of this presentation. Such data involve risks and uncertainties and are subject to change based on various factors.

Second Quarter 2021 Business Highlights

4 Linda Findley Kozlowski President and Chief Executive Officer

5 Second Quarter 2021 Financial Highlights ● Second quarter 2021 net revenue of $124.0 million was in-line with the company’s guidance.(1) ● Second quarter 2021 net loss was $18.6 million, inclusive of a non-cash charge of approximately $4.1 million, related to the May 2021 amendment to the company’s financing agreement. Excluding this charge, net loss outperformed the company’s guidance.(1) ● Second quarter 2021 Adjusted EBITDA loss of $3.5 million exceeded the company’s guidance.(1) (2) ● Key customer metrics continue to reflect the benefit of the company’s growth strategy, including the third consecutive quarterly record for Average Order Value.(3) ● Strengthened balance sheet and improved financial flexibility with $51.0 million of cash and cash equivalents at quarter-end inclusive of approximately $21.1 million in net proceeds from the June underwritten public equity offering. ○ The company had $18.6 million of cash net of debt as of June 30, 2021. (1) Second quarter 2021 net revenue, net loss and Adjusted EBITDA reﬂect the beneﬁt from the recognition of an approximately $2.0 million recovery of customer credits issued in the third quarter of 2020 related to a voluntary recall of onions supplied to the company. (2) Adjusted EBITDA is deﬁned as net income (loss) before interest income (expense), net, other operating expense, gain (loss) on extinguishment of debt, other income (expense), net, beneﬁt (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA. (3) We deﬁne Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period.

6 New Product Initiatives Increased variety in customer boxes by introducing new products and expanding current menu options. Doing so has helped deliver against an increase in Average Order Value and Customer Retention ● Offered more personalization, choices and variety with a menu that has grown over the last two years from 17 to 43 weekly options ● Introduced four new products in the second quarter, including Craft Burger, Add-ons, Butcher Bundles, and the ability to double the serving size amount on select Two-Serving recipes ● Expanded Two-Serving menu to include 16 recipes and Four-Serving menu to include 8 recipes ● Continued to grow Blue Apron wine under the leadership of in-house wine team

Second Quarter 2021 Financial Results

8 Randy Greben Chief Financial Officer

9 Second Quarter Performance Year-over-year net revenue declined as the second quarter of 2020 reflected the highest levels of demand during the pandemic. Marketing investments returned to more normal levels following the pullback in the second quarter of 2020 to help manage fulfillment center capacity during the peak of the pandemic 8.8% 9.7% 10.8% 15.4% % of Net Revenue Net Revenue ($M) $124.0 Million -5.4% YoY Marketing ($M) 13.2% As a percentage of Net Revenue 13.2%

10 Second Quarter Performance Continued progress on our growth strategy contributed to the company’s highest reported Average Order Value since prior to 2015 1 We deﬁne Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e‑commerce platforms in a given reporting period divided by the number of Customers in that period. 2 We deﬁne Orders Per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period. Orders is deﬁned as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers. We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period. 3 We deﬁne Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period. 4.7% 1.7% 6.8% 5.7% 21.9% 21.7% 22.5% 24.9% % YoY Growth 14.9% 17.4% 20.0% 15.2% Average Revenue Per Customer 1 Orders Per Customer 2 Average Order Value 3 -0.2% -1.9% 3.0%

11 Second Quarter Performance Increased food and shipping costs along with investments made to support the company’s growth strategies contributed to decreased Net Revenue less COGS margin and higher PTG&A compared to the prior year 24.8% 30.0% 31.9% 28.2% % of Net Revenue 1 Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue. Net Revenue Less COGS Margin 1 37.4% -320 bps YoY PTG&A ($M) $36.8 Million +13.3% YoY 29.7%

12 Second Quarter Performance Strong prior year performance reflecting peak pandemic levels of demand led to year over year decrease in Net Loss and Adjusted EBITDA; second quarter 2021 net loss includes the impact of a non-cash charge of approximately $4.1 million related to the May 2021 amendment to the company's financing agreement 1 Adjusted EBITDA is deﬁned as net income (loss) before interest income (expense), net, other operating expense, beneﬁt (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA. Net Loss ($M) $(18.6) Million Adjusted EBITDA ($M)¹ $(3.5) Million Q2’20 Q3 ‘20 Q4 ‘20 Q1‘21 Q2 ‘21 Q2 ‘20 Q3 ‘20 Q4 ‘20 Q1 ‘21 Q2 ‘21

Q&A

Appendix: Adjusted EBITDA Reconciliation

16 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 (in millions) Net income (loss) $1 $(15) $(12) $(16) $(19) Share-based compensation 2 2 2 2 3 Depreciation and amortization 6 6 6 6 6 Other operating expense 0 1 0 0 0 Gain (loss) on extinguishment of debt - - - - 4 Interest (income) expense, net 2 1 2 2 3 Other (income) expense - - - - (1) Provision (benefit) for income taxes 0 0 0 0 0 Adjusted EBITDA $11 $(5) $(2) $(6) $(4)